                                                                       Exhibit q

                              CRM MUTUAL FUND TRUST

      The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon, Carlos Leal and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Louis Ferrante
----------------------------
Louis Ferrante

                              CRM MUTUAL FUND TRUST

      The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon, Carlos Leal and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Clement C Moore, II
----------------------------
Clement C Moore, II

                              CRM MUTUAL FUND TRUST

      The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon, Carlos Leal and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Louis Klein, Jr.
------------------------------------
Louis Klein, Jr.